Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2022 Financial Results
•Solid Third Quarter Revenue of $564.4 Million
•Record GAAP and Non-GAAP Net Income per Share
BANGKOK, Thailand – May 2, 2022 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 25, 2022.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “With strong execution we delivered solid revenue and non-GAAP EPS that were within our guidance ranges in the third quarter. We are optimistic that we can continue to effectively manage supply chain constraints amid growing demand to deliver strong fourth quarter results.”
Third Quarter Fiscal Year 2022 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2022 was $564.4 million, compared to $479.3 million in the third quarter of fiscal year 2021.
•GAAP net income for the third quarter of fiscal year 2022 was $50.7 million, compared to GAAP net income of $37.5 million for the third quarter of fiscal year 2021.
•GAAP net income per diluted share for the third quarter of fiscal year 2022 was $1.35, compared to GAAP net income per diluted share of $1.00 for the third quarter of fiscal year 2021.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2022 was $56.2 million, compared to non-GAAP net income of $45.4 million for the third quarter of fiscal year 2021.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2022 was $1.50, compared to non-GAAP net income per diluted share of $1.21 for the third quarter of fiscal year 2021.
Business Outlook
Based on information available as of May 2, 2022, Fabrinet is issuing guidance for its fourth fiscal quarter ending
June 24, 2022, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $570 million to $590 million.
•GAAP net income per diluted share is expected to be in the range of $1.35 to $1.42, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.52 to $1.59, based on approximately 37.6 million fully diluted shares outstanding.
Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2022 Financial Results Call
When:	Monday, May 2, 2022
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic (253) 237-1137, international Conference ID: 8682742
Replay:	(855) 859-2056, domestic (404) 537-3406, international Conference ID: 8682742
Webcast:	http://investor.fabrinet.com/ (live and replay)

A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the
United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism about our ability to manage supply chain constraints amid growing demand; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2022. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on February 1, 2022. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; other expenses in relation to reduction in workforce; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	March 25, 2022	June 25, 2021
Assets
Current assets
Cash and cash equivalents	$269,140	$302,969
Short-term investments	245,852	244,963
Trade accounts receivable, net of allowance for doubtful accounts of $61 and $100, respectively	446,052	336,547
Contract assets	13,568	11,878
Inventories	452,638	422,133
Prepaid expenses	13,729	11,398
Other current assets	29,169	22,619
Total current assets	1,470,148	1,352,507
Non-current assets
Long-term restricted cash	157	154
Property, plant and equipment, net	291,767	241,129
Intangibles, net	3,593	4,371
Operating right-of-use assets	4,790	6,699
Deferred tax assets	9,171	9,428
Other non-current assets	513	1,834
Total non-current assets	309,991	263,615
Total Assets	$1,780,139	$1,616,122
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	402,581	346,555
Fixed assets payable	14,060	19,206
Contract liabilities	1,923	1,680
Operating lease liabilities, current portion	2,593	2,593
Income tax payable	2,794	3,612
Accrued payroll, bonus and related expenses	21,396	20,464
Accrued expenses	21,144	17,134
Other payables	24,012	20,958
Total current liabilities	502,659	444,358
Non-current liabilities
Long-term borrowings, non-current portion, net	18,241	27,358
Deferred tax liability	5,771	5,107
Operating lease liability, non-current portion	1,922	3,850
Severance liabilities	20,352	19,485
Other non-current liabilities	2,467	3,444
Total non-current liabilities	48,753	59,244
Total Liabilities	551,412	503,602
Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 25, 2022 and June 25, 2021)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,039,725 shares and 38,749,045 shares issued at March 25, 2022 and June 25, 2021, respectively; and 36,780,528 shares and 36,765,456 shares outstanding at March 25, 2022 and June 25, 2021, respectively)	390	388
Additional paid-in capital	190,705	189,445
Less: Treasury shares (2,259,197 shares and 1,983,589 shares as of March 25, 2022 and June 25, 2021, respectively)	(115,967)	(87,343)
Accumulated other comprehensive income (loss)	(6,888)	(6,266)
Retained earnings	1,160,487	1,016,296
Total Shareholders’ Equity	1,228,727	1,112,520
Total Liabilities and Shareholders’ Equity	$1,780,139	$1,616,122

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 25, 2022	March 26, 2021	March 25, 2022	March 26, 2021
Revenues	$564,395	$479,317	$1,674,350	$1,369,783
Cost of revenues	(493,702)	(422,539)	(1,470,689)	(1,209,504)
Gross profit	70,693	56,778	203,661	160,279
Selling, general and administrative expenses	(17,034)	(19,059)	(55,412)	(53,078)
Expenses related to reduction in workforce	—	(43)	(135)	(43)
Operating income	53,659	37,676	148,114	107,158
Interest income	414	941	1,470	3,156
Interest expense	(73)	(282)	(347)	(798)
Foreign exchange gain (loss), net	(410)	629	998	224
Other income (expense), net	(36)	124	(1,351)	403
Income before income taxes	53,554	39,088	148,884	110,143
Income tax expense	(2,893)	(1,595)	(4,693)	(4,215)
Net income	50,661	37,493	144,191	105,928
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(2,455)	(570)	(3,615)	(937)
Change in net unrealized gain (loss) on derivative instruments	666	(5,000)	2,743	(5,823)
Change in net retirement benefits plan – prior service cost	124	198	448	421
Change in foreign currency translation adjustment	(34)	90	(198)	547
Total other comprehensive income (loss), net of tax	(1,699)	(5,282)	(622)	(5,792)
Net comprehensive income (loss)	$48,962	$32,211	$143,569	$100,136
Earnings per share
Basic	$1.37	$1.02	$3.90	$2.87
Diluted	$1.35	$1.00	$3.85	$2.82
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,940	36,875	36,945	36,876
Diluted	37,473	37,609	37,451	37,514

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Nine Months Ended
(in thousands of U.S. dollars)	March 25, 2022	March 26, 2021
Cash flows from operating activities
Net income for the period	$144,191	$105,928
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	28,907	26,781
Gain on disposal of property, plant and equipment	(175)	(24)
Gain from sales and maturities of available-for-sale securities	(13)	(187)
Amortization of investment discount	3,038	1,479
Amortization of deferred debt issuance costs	24	24
(Reversal of) allowance for doubtful accounts	(39)	(317)
Unrealized gain on exchange rate and fair value of foreign currency forward contracts	(1,422)	(825)
Amortization of fair value at hedge inception of interest rate swaps	(736)	(1,009)
Share-based compensation	21,701	18,742
Deferred income tax	563	(382)
Other non-cash expenses	1,067	(614)
Changes in operating assets and liabilities
Trade accounts receivable	(109,334)	(36,437)
Contract assets	(1,690)	(3,874)
Inventories	(30,503)	(43,497)
Other current assets and non-current assets	(11,221)	(18,433)
Trade accounts payable	55,333	25,589
Contract liabilities	243	(147)
Income tax payable	(872)	911
Severance liabilities	1,883	2,204
Other current liabilities and non-current liabilities	6,952	3,404
Net cash provided by operating activities	107,897	79,316
Cash flows from investing activities
Purchase of short-term investments	(119,853)	(183,041)
Proceeds from sales of short-term investments	19,463	84,049
Proceeds from maturities of short-term investments	92,862	97,721
Purchase of property, plant and equipment	(75,327)	(33,269)
Purchase of intangibles	(592)	(1,912)
Proceeds from disposal of property, plant and equipment	229	38
Net cash used in investing activities	(83,218)	(36,414)
Cash flows from financing activities
Repayment of long-term borrowings	(9,141)	(9,141)
Repayment of finance lease liability	—	(100)
Repurchase of ordinary shares	(28,624)	(8,312)
Withholding tax related to net share settlement of restricted share units	(20,439)	(11,362)
Net cash used in financing activities	(58,204)	(28,915)
Net increase (decrease) in cash, cash equivalents and restricted cash	$(33,525)	$13,987
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$303,123	$232,832
Increase (decrease) in cash, cash equivalents and restricted cash	(33,525)	13,987
Effect of exchange rate on cash, cash equivalents and restricted cash	(301)	345
Cash, cash equivalents and restricted cash at the end of period	$269,297	$247,164
Non-cash investing and financing activities
Construction, software and equipment-related payables	$14,060	$11,060

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of the same amounts shown in the unaudited condensed consolidated statements of cash flows:

(amount in thousands)	As of March 25, 2022	As of March 26, 2021
Cash and cash equivalents	$269,140	$247,011
Restricted cash	157	153
Cash, cash equivalents and restricted cash	$269,297	$247,164

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Nine Months Ended
	March 25, 2022		March 26, 2021		March 25, 2022		March 26, 2021
(in thousands of U.S. dollars, except share data and par value)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$50,661	$1.35	$37,493	$1.00	$144,191	$3.85	$105,928	$2.82
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,183	0.03	1,388	0.04	4,579	0.12	4,805	0.13
Depreciation of fair value uplift	—	—	89	0.00	92	0.00	256	0.00
Total related to gross profit	1,183	0.03	1,477	0.04	4,671	0.12	5,061	0.13
Related to selling, general and administrative expenses:
Share-based compensation expenses	4,540	0.12	5,476	0.15	17,122	0.46	13,937	0.37
Amortization of intangibles	101	0.00	127	0.00	328	0.01	382	0.01
Severance payment and others	(250)	0.00	755	0.02	105	0.00	755	0.02
Total related to selling, general and administrative expenses	4,391	0.12	6,358	0.17	17,555	0.47	15,074	0.40
Related to other incomes and other expenses:
Other expenses in relation to reduction in workforce	—	—	43	0.00	135	0.01	43	0.00
Amortization of deferred debt issuance costs	8	0.00	8	0.00	24	0.00	24	0.00
Total related to other incomes and other expenses	8	0.00	51	0.00	159	0.01	67	0.00
Total related to net income & EPS	5,582	0.15	7,886	0.21	22,385	0.60	20,202	0.54
Non-GAAP measures	$56,243	$1.50	$45,379	$1.21	$166,576	$4.45	$126,130	$3.36
Shares used in computing diluted net income per share
GAAP diluted shares		37,473		37,609		37,451		37,514
Non-GAAP diluted shares		37,473		37,609		37,451		37,514

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended		Nine Months Ended
	March 25, 2022	March 26, 2021	March 25, 2022	March 26, 2021
Net cash provided by operating activities	$50,329	$38,002	$107,897	$79,316
Less: Purchase of property, plant and equipment	(23,410)	(10,576)	(75,327)	(33,269)
Non-GAAP free cash flow	$26,919	$27,426	$32,570	$46,047

FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 24, 2022
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.35 to $1.42
Related to cost of revenues:
Share-based compensation expenses	0.04
Total related to gross profit	0.04
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.13
Total related to selling, general and administrative expenses	0.13
Total related to net income & EPS	0.17
Non-GAAP net income per diluted share	$1.52 to $1.59